Exhibit 10.20

AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT

THIS AMENDMENT NUMBER 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment No.1”), dated as of January 3, 2022 is entered into by and among CREDOVA SPV I, LLC, a Delaware limited liability company (the “Borrower”) and PFM CREDIT RECOVERY FUND I, LLC, a Delaware limited liability company (the “Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Loan Agreement (as defined below). The Borrower and Lender (sometimes singularly referred to as a “Party” and collectively referred to as “Parties”) agree as follows:

RECITALS

WHEREAS, the Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of November 11, 2021 (the “Loan Agreement”);

WHEREAS, upon the request of the Borrower, the Borrower and Lender have agreed, subject to the terms and conditions set forth herein, to amend the Loan Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.	Amendment to Section 1.1. – Definitions

The definition of “Facility Increase Fee” is hereby deleted in its entirety and is replaced with the following:

“Facility Increase Fee” means $30,000.

The definition of “Maximum Credit” is hereby deleted in its entirety and is replaced with the following:

“Maximum Credit” means $20,000,000.

2.	Amendment to Section 2.3. Interest

The Minimum Interest Payment schedule referenced in part (a) of Section 2.3. is hereby amended as follows:

On the Remittance Date in April 2022 and for each third (3rd) Remittance Date thereafter, $485,000.

3.	Representations and Warranties. The Borrower represents and warrants to the Lender that all of the Representations and Warranties in Article V of the Loan Agreement, as amended are true and correct in all material respects as of the date hereof.

4.	Conditions to Effectiveness. This amendment shall become effective upon (i) execution and delivery of this Amendment by each of the Parties and (ii) the payment of the Facility Increase Fee by the Borrower to the Lender.

5.	Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Loan Agreement shall remain in full force and effect without any change whatsoever.

6.	Entire Agreement. This Amendment No. 1 constitutes the full and entire understanding and agreement of the Parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the Parties relating to the subject matter hereof unless expressly referred to in this Amendment No. 1.

7.	Counterparts. This Amendment No. 1 may be executed in any number of counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8.	Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

LENDER:

PFM CREDIT RECOVERY FUND I, LLC

By:	/s/ Peter Faigl
Name:	Peter Faigl
Title:	PM

BORROWER:

CREDOVA SPV I, LLC

By:	/s/ Mike Pena
Name:	Mike Pena
Title:	CFO

Signature page to Amendment No. 1

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